Exhibit 99.1

Calyxt Announces Stockholder Approval of Merger With Cibus

— Calyxt Announces 1-for-5 Reverse Stock Split of Common Stock —

ROSEVILLE, MN, May 19, 2023 (PR NEWSWIRE) – Calyxt, Inc. (Nasdaq: CLXT) (“Calyxt” or the “Company”) today announced the results of the special meeting of its stockholders held on May 18, 2023. At the special meeting, Calyxt’s stockholders voted in favor of all proposals, including the proposal to approve the issuance of shares of Class A common stock and Class B common stock to the equity holders of Cibus Global, LLC (“Cibus”) as part of the previously announced proposed merger with Cibus.

The closing of the merger is anticipated to take place on or around Wednesday, May 31, 2023, subject to the satisfaction of the remaining closing conditions. Following the closing of the merger, the combined company is expected to change its name from Calyxt, Inc. to Cibus, Inc., trade on The Nasdaq Capital Market under the ticker symbol “CBUS,” and be led by Cibus’ existing management team.

In addition, Calyxt today announced that it will effect a 1-for-5 reverse stock split of its common stock that is expected to be effective concurrent with the anticipated closing date of the merger on Wednesday, May 31, 2023. The new CUSIP number for the combined company’s common stock following the merger and the reverse stock split is 17166A 101.

On May 18, 2023, Calyxt stockholders approved the reverse stock split and gave Calyxt’s board of directors discretionary authority to select a ratio for the split ranging from 1-for-2 to 1-for-10. Calyxt’s board of directors approved the reverse stock split at a ratio of 1-for-5 on May 19, 2023.

When the reverse stock split is effective, every five shares of the Company’s common stock issued and outstanding or held as treasury shares as of the effective date will be automatically combined into one share of Calyxt common stock. The reverse stock split will have no effect on the number of shares of Calyxt common stock authorized for issuance or on the par value of the Company’s common stock.

Outstanding Calyxt equity-based awards under Calyxt’s benefit plans will be proportionately adjusted. No fractional shares will be issued in connection with the reverse stock split and any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

The Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., will maintain the book-entry records for the Company’s common stock. Registered stockholders holding pre-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, custodian or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to such broker’s particular processes, and will not be required to take any action in connection with the reverse stock split. Such beneficial holders are encouraged to contact their broker, bank or custodian with any procedural questions.

About Calyxt

Calyxt (Nasdaq: CLXT) is a plant-based synthetic biology company. Calyxt leverages its proprietary PlantSpring™ technology platform and Plant Cell Matrix™ structures to engineer plant metabolism to produce innovative high value plant-based chemistries for use in customers’ materials and products. As plant-based solutions, Calyxt’s synthetic biology products can be used in helping customers meet their sustainability targets and financial goals. Calyxt’s diversified offerings are primarily delivered through its proprietary BioFactory production system. For more information, visit www.calyxt.com.

PlantSpring, Plant Cell Matrix, PCM, BioFactory, and the Calyxt logo are trademarks of Calyxt, Inc. Any other trademarks belong to their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

The information included in this press release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of present or historical fact included herein, regarding the implementation and effectiveness of the reverse stock split, the transactions contemplated by the Merger Agreement (the “transactions”), the ability of the parties to the Merger Agreement to consummate the transactions, the benefits of the transactions, Calyxt’s future financial performance (including its liquidity and capital resources and cash runway), the combined company’s future performance following the transactions, and the potential for global regulatory developments, as well as Calyxt’s, Cibus’ and the combined company’s respective strategies, future operations, financial positions, prospects and plans as well as the objectives of management are forward-looking statements. Words such as “expects,” “continues,” “may,” “will,” “approximately,” “intends,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ and Calyxt’s management about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Calyxt and Cibus. These risks include, but are not limited to, (i) the risk that the conditions to the closing of the proposed transactions are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed transactions; (iii) risks related to Calyxt’s capital resources and the ability of Calyxt and Cibus, respectively, to correctly estimate and manage their respective operating expenses and expenses associated with the proposed transactions; (iv) risks related to Calyxt’s continued listing on the Nasdaq Capital Market until closing of the proposed transactions; (v) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results; (vi) uncertainties regarding the impact that any delay in the closing of the proposed transactions would have on the anticipated cash resources of the combined company upon closing of the proposed transactions and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (vii) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (viii) the possible effect of the announcement, pendency or completion of the proposed transactions on Calyxt’s or Cibus’ business relationships, operating results and business generally; (ix) risks related to unexpected costs related to the proposed transactions; (x) the potential for, and uncertainty associated with the outcome of, any legal proceedings that have been or may be instituted against Calyxt or Cibus or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (xi) risks associated with the ability of Calyxt and Cibus to protect their respective intellectual property rights; (xii) the potential impact of competitive responses to the proposed transactions and changes in expected or existing competition; (xiii) the possibility that Calyxt, Cibus or the combined company may be adversely affected by other economic, business, or competitive factors; (xiv) risks associated with the loss of key employees of Calyxt or Cibus; (xv) risks associated with changes in applicable laws or regulations and the potential impact of such changes on Calyxt’s, Cibus’ or the combined company’s ability to advance product development and commercialization; and (xvi) other risks and uncertainties identified from time to time in documents filed or to be filed with the SEC by Calyxt or the combined company, including those discussed in the “Risk Factors” section of Calyxt’s Annual Report on Form 10-K/A, which was filed with the SEC on March 3, 2023. Should one or more of the risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. In addition, the forward-looking statements included in this press release represent Calyxt’s and Cibus’ views as of the date hereof. Calyxt and Cibus anticipate that subsequent events and developments will cause the respective company’s views to change. Calyxt and Cibus specifically disclaim any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Calyxt’s or Cibus’ views as of any date subsequent to the date hereof.

No Offer or Solicitation

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Calyxt, Cibus or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Calyxt Investor Contact:

Bill Koschak

investors@calyxt.com

651-425-1754

Media Relations Contact:

Colin Sanford

colin@bioscribe.com

203-918-4347